NUVEEN TRADEWINDS GLOBAL ALL-CAP FUND

NUVEEN TRADEWINDS GLOBAL RESOURCES FUND

SUPPLEMENT DATED MAY 4, 2012

TO THE PROSPECTUS DATED

NOVEMBER 30, 2011

2.	The third through sixth sentences of the section “Fund Summaries—Nuveen Tradewinds Global Resources Fund—Principal Investment Strategies” are deleted in their entirety and replaced with the following sentences:

The fund invests at least 40% of its net assets in non-U.S. securities. The fund may invest up to 50% of its net assets in securities of emerging markets issuers. The fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the fund’s net assets may be invested in securities of companies located in a single non-U.S. country, other than Canada.